Subsequent events	12 Months Ended
Dec. 31, 2013
Notes to Financial Statements [Abstract]
Subsequent events [Text Block]

Note 43 ─ Subsequent events

Subsequent events are events and transactions that occur after the balance sheet date but before the financial statements are issued. The effects of subsequent events and transactions are recognized in the financial statements when they provide additional evidence about conditions that existed at the balance sheet date. The Corporation has evaluated events and transactions occurring subsequent to December 31, 2013.

On February 1, 2014, Centro Financiero BHD (“BHD”), one of the Corporation's equity method investees based in the Dominican Republic, completed a merger transaction in which it acquired the net assets of Centro Financiero León. Centro Financiero León was the holding company of Banco León, the fourth largest bank in terms of assets in the Dominican Republic. In connection with the transaction, BHD issued additional shares which diluted the Corporation's equity participation from 19.99% to 15.79%. As a result of this transaction, the Corporation expects to recognize a net gain during the first quarter of 2014, due to BHD's increase in net assets. The gain would be partially offset by the impact of the reclassification from other comprehensive income into earnings of the cumulative foreign currency translation adjustment due to the reduction in the Corporation's ownership percentage.

As of the date these financial statements are being issued, the amount of the net gain cannot be determined due to the difference in the accounting basis at which this transaction is recorded in the Dominican Republic. The Corporation's investment in BHD had a book value of $84 million as of December 31, 2013.